                           AUTHENTIDATE HOLDING CORP.
                              2165 TECHNOLOGY DRIVE
                           SCHENECTADY, NEW YORK 12308

                                 PROXY STATEMENT
                        Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant   /X/
Filed by a party other than the registrant   / /

Check the appropriate box:
         / /      Preliminary Proxy Statement
         / /      Definitive Proxy Statement
         /X/      Definitive Additional Materials
         / /      Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                           AUTHENTIDATE HOLDING CORP.
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                (Name of the Corporation as Specified in Charter)
                            Ira C. Whitman, Secretary
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box)

          /X/     No Fee Required
          / /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11

         (1)      Title of each class of securities to which transaction
                  applies:
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         (2)      Aggregate number of securities to which transaction applies:2

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         (3)      Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11:
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         (4)      Proposed maximum aggregate value of transaction:

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          / /     Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or form or schedule and the date of filing.

         (1)      Amount previously paid:

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
                           AUTHENTIDATE HOLDING CORP.
                              2165 TECHNOLOGY DRIVE
                              SCHENECTADY, NY 12308

                                  SUPPLEMENT TO
                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Stockholders
                         To Be Held on February 10, 2003

                    NOTICE OF ADJOURNMENT OF MEETING DATE AND
               CHANGES IN NOMINEES TO SERVE ON BOARD OF DIRECTORS

To the Stockholders of
AUTHENTIDATE HOLDING CORP.:

         Please be advised that the Board of Directors of Authentidate Holding Corp. has elected to adjourn its Annual Meeting of Stockholders to February 10, 2003. The Annual Meeting, initially scheduled to be held on January 23, 2002, is being adjourned to February 10, 2003 due to the changes in the nominees to serve on the Board of Directors, discussed below. The meeting, as adjourned, will continue to be held at the Desmond Hotel, 660 Albany Shaker Road, Albany, New York, at 10:00 a.m., New York time on February 10, 2003.

         Proposal I of the Proxy Statement dated December 20, 2002, with respect to the Annual Meeting of Stockholders of Authentidate Holding Corp., is hereby amended to provide that the Board of Directors has nominated Mr. J. David Luce to serve on the Board of Directors for a period of one year or until his successor is duly elected and qualified. Further, Proposal I of the Proxy Statement is amended to reflect the agreement by Messrs. Robert Van Naarden and Ira C. Whitman not to stand for re-election to the Board of Directors at the Annual Meeting of Stockholders.

         The decision of Messrs. Ira C. Whitman and Robert Van Naarden, executive officers of our company, not to stand for re-election to the Board of Directors and the nomination of Mr. Luce to serve on the Board of Directors were made in order to modify the composition of the members the Board of Directors to ensure that the number of independent directors exceeds the number of non-independent directors. The vacancy created by the foregoing events will not be filled at this Annual Meeting of Stockholders.

         The following table sets forth certain information as of the Record Date with respect to the directors and executive officers of Authentidate Holding Corp., including the five nominees who will be selected at the 2003 Annual Meeting.


           NAME               AGE     OFFICE                                       DIRECTOR SINCE
           ----               ---     ------                                       --------------
                                        NOMINEES TO BOARD OF DIRECTORS

John T. Botti                   39    President, Chief Executive Officer and               1985
                                      Chairman of the Board

Steven A. Kriegsman             59    Director                                             1997

J. Edward Sheridan              65    Director                                             1992

Charles C. Johnston             66    Director                                             1997

J. David Luce                   41    Director                                            Nominee

                              EXECUTIVE OFFICERS


Robert Van Naarden              55    Chief Executive Officer of Authentidate, Inc.

Ira C. Whitman                  39    Senior Vice-President and Secretary

Dennis H. Bunt                  48    Chief Financial Officer

Thomas Franceski                38    Vice President, Technology Products Group

         All directors hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualify. Officers are elected annually by, and serve at the discretion of, the Board of Directors. There are no familial relationships between or among any officers or directors of Authentidate Holding Corp.

         The biography of Mr. J. David Luce follows.

         J. David Luce is a new nominee to the Board of Directors. Mr. Luce has been a Senior Vice President of Fixed Income Sales with Lehman Brothers since 1990. Prior to joining Lehman Brothers, Mr. Luce served as a Vice President, Fixed Income Sales, at Kidder Peabody. Mr. Luce also currently acts as a private investment banker raising venture and mezzanine capital. Mr. Luce also serves on the Board of Directors of Issimo Food Group, Inc. Mr. Luce graduated from Duke University in 1983 with a B.A. in Economics.

         The affirmative vote of a plurality of the outstanding shares of Common Stock and Series A Preferred Stock voting together as a single class entitled to vote at the Annual Meeting is required to elect the directors. All proxies received by the Board of Directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur.

         The enclosed amended proxy card has been delivered to Stockholders of Authentidate Holding Corp. along with this Proxy Supplement. All Stockholders, regardless of whether they have previously voted are advised to vote using the new proxy card. Any proxy may be revoked at any time before it is voted at the Annual Meeting, as adjourned. A Stockholder may revoke a Proxy by notifying the Secretary of Authentidate Holding Corp. either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a Proxy bearing a later date or by voting in person at the Annual Meeting.

THE BOARD OF DIRECTORS DEEMS THE ELECTION OF THE NOMINEES FOR DIRECTORS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE NOMINEES FOR DIRECTORS.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR NEW PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                       By Order of the Board of Directors,



Dated: January 9, 2003                 Ira C. Whitman, Secretary

PROXY                      AUTHENTIDATE HOLDING CORP.
                           ANNUAL MEETING OF STOCKHOLDERS
                          ADJOURNMENT DATE - FEBRUARY 10, 2003
                        PROXY SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints John T. Botti proxy, with full power of substitution, to vote all shares of common stock, and Series A preferred stock of AUTHENTIDATE HOLDING CORP.owned by the undersigned at the Annual Meeting of Stockholders of AUTHENTIDATE HOLDING CORP. to be held on February 10, 2003 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxy to vote as follows:

/X/   PLEASE MARK VOTES AS IN THIS EXAMPLE.


ELECTION OF DIRECTORS: John T. Botti, J. David Luce, Charles C. Johnston, J. Edward Sheridan and Steven A. Kriegsman.

   / / FOR all nominees listed above                    / / WITHHOLD AUTHORITY
       (except as marked to the contrary hereon).           to vote for all nominees above.

(Instruction: To withhold authority for any individual nominee, strike a line through the nominee's name in list above.)


                     (Continued and to be signed and dated on the reverse side.)

The proxy or his substitute, who shall be present and acting, shall have and may exercise all the powers hereby granted. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF FIVE DIRECTORS UNLESS OTHERWISE SPECIFIED.

Said proxy will use his discretion with respect to any other matters which properly come before the meeting. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

                                               Dated:
                                                       -------------------------

                                               Signature(s):



                                               ---------------------------------



                                               ---------------------------------

                                               (PLEASE DATE AND SIGN EXACTLY AS
                                               NAME APPEARS AT LEFT. FOR JOINT
                                               ACCOUNTS, EACH JOINT OWNER SHOULD
                                               SIGN. EXECUTORS, ADMINISTRATORS,
                                               TRUSTEES, ETC., SHOULD ALSO
                                               INDICATE WHEN SIGNING.)